UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2023 (February 27, 2023)

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

154-09 146th Ave., Jamaica, New York	11434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 978-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 21, 2023, Unique Logistics International, Inc. (the “Company”), completed the acquisition by and between the Company and Unique Logistics Holdings Limited, a Hong Kong corporation (the “ULHL”), whereby the Company acquired from ULHL all of ULHL’s share capital in eight (8) ULHL’s operating subsidiaries (“ULHL Entities” or “Targets”). On February 27, 2023, the Company filed a Current Report on Form 8-K (the “Initial Report”) to report the amendment and closing of all of the share capital (the “Purchased Shares”) owned by Unique Logistics Holdings Limited, a Hong Kong corporation (the “Seller”) in each of (i) Unique Logistics International (India) Private Limited (ii) ULI (North &East China) Company Limited (iii) Unique Logistics International Co., Ltd (iv) TGF Unique Limited (v) Unique Logistics International (H.K.) Limited (vi) Unique Logistics International (Vietnam) Co., Ltd. (vii) ULI (South China) Limited and (viii) Unique Logistics International (South China) Limited (collectively the “Subsidiaries”) pursuant to a Stock Purchase Agreement between the Company and the Seller, dated April 28, 2022 (the “SPA”) (such transaction being referred to herein as the “Transaction”). In addition to the acquisition of the Subsidiaries, the Company acquired two companies in the Transaction that are owned by two of the Subsidiaries: Shenzhen Unique Logistics International Limited, 70% of which is owned by Unique Logistics International (H.K.) Limited (“Unique-HK”), and Unique Logistics (Shanghai) Co., Ltd. which is owned by ULI (North & East China) Company Limited (“Unique-NEC”).

As previously reported, in connection with the Transaction, the Company entered into a separate Share Sale and Purchase Agreement, as amended, with each of the Subsidiaries as follows: Unique Logistics International (India) Private Limited (“Unique-India”), Unique-NEC, Unique Logistics International Co., Ltd (“Unique-Taiwan”), TGF Unique Limited (“Unique-UK”), Unique-HK, Unique Logistics International (Vietnam) Co., Ltd. (“Unique-Vietnam”), ULI (South China) Limited (“ULI-SC”), Unique Logistics International (South China) Limited (“Unique-South China”) (collectively, each, a “Local SPA” and, collectively, the “Local SPAs”). Notwithstanding the foregoing, Unique-Taiwan and Unique Vietnam will officially close upon obtaining the requisite governmental approvals in those jurisdictions (“Governmental Approvals”). The Governmental Approval are a post-closing condition and are expected to be received within the next several months. Management assessed as highly probable that the government approvals will be granted, therefore these entities are included in the Proforma financial exhibit filed herewith.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of each of the Subsidiaries, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreements and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of ULHL Entities

Audited financial statements of Unique Logistics International (H.K.) Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements are included as Exhibits 99.10 to this Current Report.

Audited financial statements of Unique Logistics International (H.K.) Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements are included as Exhibits 99.1 to this Current Report.

Unaudited financial statements of Unique Logistics International (H.K.) for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements are included as Exhibits 99.19 to this Current Report.

Audited financial statements of ULI (South China) Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements are included as Exhibits 99.11 to this Current Report.

Audited financial statements of ULI (South China) Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements are included as Exhibits 99.2 to this Current Report.

Unaudited financial statements of ULI (South China) Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements are included as Exhibits 99.20 to this Current Report.

Audited financial statements of ULI (North and East China) Company Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.12 to this Current Report.

Audited financial statements of ULI (North and East China) Company Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.3 to this Current Report.

Unaudited financial statements of ULI (North and East China) Company Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.21 to this Current Report.

Audited financial statements of Shenzhen Unique Logistics International Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.14 to this Current Report.

Audited financial statements of Shenzhen Unique Logistics International Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.5 to this Current Report.

Unaudited financial statements of Shenzhen Unique Logistics International Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.23 to this Current Report.

Audited financial statements of Unique Logistics International Co., Ltd (Taiwan) as of and for the year ended December 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.15 to this Current Report.

Audited financial statements of Unique Logistics International Co., Ltd (Taiwan) as of and for the year ended December 31, 2020, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.6 to this Current Report.

Unaudited financial statements of Unique Logistics International Co., Ltd (Taiwan) for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.24 to this Current Report.

Audited financial statements of TGF Unique Limited as of and for the year ended March 31, 2021, together with the related notes to the financial statements. together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.7 to this Current Report.

Audited financial statements of TGF Unique Limited as of and for the year ended March 31, 2022, together with the related notes to the financial statements. together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.16 to this Current Report.

Unaudited financial statements of TGF Unique Limited for the seven months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.25 to this Current Report.

Audited financial statements of Unique Logistics International (India) Private Ltd. as of and for the year ended March 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.8 to this Current Report.

Audited financial statements of Unique Logistics International (India) Private Ltd. as of and for the year ended March 31, 2022, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.17 to this Current Report.

Unaudited financial statements of Unique Logistics International (India) Private Ltd. for the seven months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.26 to this Current Report.

Audited financial statements of Unique Logistics International (Vietnam) Co., Ltd.as of and for the year ended December 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.18 to this Current Report.

Audited financial statements of Unique Logistics International (Vietnam) Co., Ltd.as of and for the year ended December 31, 2020, together with the related notes to the financial statements together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.9 to this Current Report.

Unaudited financial statements of Unique Logistics International (Vietnam) Co., Ltd. for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements together with the related notes to the financial statements are included as Exhibits 99.27 to this Current Report.

(b) Pro Forma Financial Information.

Unaudited Proforma Condensed Combined Financial Information of Unique Logistics International, Inc. and subsidiaries, including unaudited proforma financial statements as of November 30, 2022, and for the year ended May 31, 2022 and the six months ended November 30, 2022, together with related unaudited notes to the proforma financial statements are included as Exhibit 99.28 to this Current Report and are incorporated herein by reference.

Exhibit Number	Description

99.1	Audited financial statements of Unique Logistics International (H.K.) Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.2	Audited financial statements of ULI (South China) Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.3	Audited financial statements of ULI (North and East China) Company Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.4	Audited financial statements of Unique Logistics International (South China) Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.5	Audited financial statements of Shenzhen Unique Logistics International Limited as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.6	Audited financial statements of Unique Logistics International Co., Ltd (Taiwan) as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.7	Audited financial statements of TGF Unique Limited as of and for the year ended March 31, 2021, together with the related notes to the financial statements.

99.8	Audited financial statements of Unique Logistics International (India) Private Ltd. as of and for the year ended March 31, 2021, together with the related notes to the financial statements.

99.9	Audited financial statements of Unique Logistics International (Vietnam) Co., Ltd.as of and for the year ended December 31, 2020, together with the related notes to the financial statements.

99.10	Audited financial statements of Unique Logistics International (H.K.) Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.11	Audited financial statements of ULI (South China) Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.12	Audited financial statements of ULI (North and East China) Company Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.13	Audited financial statements of Unique Logistics International (South China) Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.14	Audited financial statements of Shenzhen Unique Logistics International Limited as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.15	Audited financial statements of Unique Logistics International Co., Ltd (Taiwan) as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.16	Audited financial statements of TGF Unique Limited as of and for the year ended March 31, 2022, together with the related notes to the financial statements.

99.17	Audited financial statements of Unique Logistics International (India) Private Ltd. as of and for the year ended March 31, 2022, together with the related notes to the financial statements.

99.18	Audited financial statements of Unique Logistics International (Vietnam) Co., Ltd.as of and for the year ended December 31, 2021, together with the related notes to the financial statements.

99.19	Unudited financial statements of Unique Logistics International (H.K.) Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.20	Unudited financial statements of ULI (South China) Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.21	Unaudited financial statements of ULI (North and East China) Company Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.22	Unaudited financial statements of Unique Logistics International (South China) Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.23	Unaudited financial statements of Shenzhen Unique Logistics International Limited for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.24	Unaudited financial statements of Unique Logistics International Co., Ltd. (Taiwan) for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.25	Unaudited financial statements of TGF Unique Limited for the seven months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.26	Unaudited financial statements of Unique Logistics International (India) Private Ltd. for the seven months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.27	Unaudited financial statements of Unique Logistics International (Vietnam) Co., Ltd. for the ten months ended October 31, 2022 and October 31, 2021, together with the related notes to the financial statements.

99.28	Unaudited Proforma Condensed Combined Financial Information of Unique Logistics International, Inc. and subsidiaries, including unaudited proforma financial statements as of November 30, 2022, and for the year ended May 31, 2022 and the six months ended November 30, 2022, together with related unaudited notes to the proforma financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: May 5, 2023	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer